                                                                   EXHIBIT 10.13


                                                                  EXECUTION COPY

                                   GUARANTY

                            Dated November 30,1994

                                     From

                            SPECIALTY CATALOG CORP.

                                      and

                              SC HOLDINGS L.L.C.

                                  in favor of

                    THE LENDERS PARTY TO THE CREDIT AGREEMENT
                             REFERRED TO HEREIN,

                        THE HEDGE BANKS REFERRED TO IN
                             THE CREDIT AGREEMENT

                                      and

                          BANQUE NATIONALE DE PARIS,
                               NEW YORK BRANCH,

                           as Issuing Bank and Agent


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                       T A B L E   O F  C O N T E N T S
                       - - - - -   - -  - - - - - - - -

Section                                                              Page

1.  Guaranty.........................................................   1
2.  Guaranty Absolute................................................   2
3.  Waivers..........................................................   3
4.  Payments Free and Clear of Taxes, Etc............................   4
5.  Representations and Warranties...................................   5
6.  Affirmative Covenants............................................   5
7.  Amendments; No Waiver; Etc.......................................   5
8.  Notices, Etc.....................................................   6
9.  Right of Setoff..................................................   6
10. Continuing Guaranty; Assignments Under the Credit Agreement.....    7
11. Governing Law; Submission to Jurisdiction, Etc...................   7

                                   GUARANTY

        GUARANTY dated November 30, 1994 made by SPECIALTY CATALOG CORP., a Delaware corporation ("Specialty") and SC HOLDINGS L.L.C., a Delaware Limited Liability Company ("SC") (Specialty and SC being, collectively, the "Guarantors") in favor of the Lenders (the "Lenders") party to the Credit Agreement (as hereinafter defined), the Hedge Banks (as defined in the Credit Agreement), and Banque Nationale de Paris, New York Branch, as the Issuing Bank and as Agent (the "Agent") under the Credit Agreement.

        PRELIMINARY STATEMENT. The Lenders and the Agent are parties to a Credit Agreement dated as of November 23, 1994 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with Wigs by Paula, Inc., a Massachusetts corporation (the "Borrower"). Pursuant to the Merger dated as of the date hereof, the Borrower will merge with and into SC Corporation, with SC Corporation being the surviving corporation (the "Surviving Corporation"). In connection with the Merger, each shareholder of the Surviving Corporation will contribute such shareholder's shares of the capital stock of the Surviving Corporation for an equivalent percentage interest in the capital stock of Specialty Catalog Corp. The Guarantors may receive a portion of the proceeds of Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition to the continued making of Advances by the Lenders and the issuing of Letters of Credit by the Issuing Bank under the Credit Agreement, and the entering into of the Secured Hedge Agreements (as defined in the Security Agreement) by the Hedge Banks, that the Guarantors shall have executed and delivered this Guaranty.

        NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances, the Issuing Bank to issue Letters of Credit and the Hedge Banks to enter into the Secured Hedge Agreements, the Guarantors hereby agree as follows:

        SECTION 1. Guaranty. (a) Each Guarantor hereby jointly and severally and unconditionally guaranties the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, premiums, fees, expenses or otherwise (such Obligations of the Borrower being the"Guarantied Obligations"), and agrees to pay any and all reasonable expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Agent, any Lender, the Issuing Bank or any Hedge Bank in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guarantied Obligations and that would be owed by the Borrower to the Agent, any Lender, the Issuing Bank or any Hedge Bank under any of the Loan Documents or any Secured Hedge

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                                       2

Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

    (b) The liability of each Guarantor under this Guaranty shall not exceed the greater of (i) 90% of the Adjusted Net Assets of such Guarantor on the date of delivery hereof and (ii) 90% of the Adjusted Net Assets of such Guarantor on the date of any payment hereunder. "Adjusted Net Assets" of any Guarantor at any date means the lesser of (x) the amount by which the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities, but excluding liabilities under this Guaranty, of such Guarantor at such date and (y) the amount by which the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

    SECTION 2. Guaranty Absolute. Each Guarantor guaranties that the Guarantied Obligations will be paid strictly in accordance with the terms of the Loan Documents and the Secured Hedge Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, any Lender, the Issuing Bank or any Hedge Bank with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guarantied Obligations, and a separate action or actions may be brought and prosecuted against either Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any and all of the following:

    (a) any lack of validity or enforceability of any Loan Document or any Secured Hedge Agreement, or any agreement or instrument relating thereto;

    (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guarantied Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document or any Secured Hedge Agreement, including, without limitation, any increase in the Guarantied Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

    (c) any taking, exchange, release or nonperfection of any Collateral, or any taking, release, amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guarantied Obligations;

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                                       3

    (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guarantied Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guarantied Obligations or any other property and/or assets of the Borrower or any of its Subsidiaries;

    (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries; or

    (f) any other circumstance (including, without limitation, any statue of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be,if at any time any payment of any of the Guarantied Obligations is rescinded or must otherwise be returned by the Agent, any Lender, the Issuing Bank or any Hedge Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

    SECTION 3. Waivers. (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guarantied Obligations and this Guaranty (except for notices specifically required by the Credit Agreement, this Guaranty or the other Loan Documents) and any requirement that the Agent, any Lender, the Issuing Bank or any Hedge Bank protect, secure, perfect or insure any Lien or any property and/or assets subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral.

    (b) Each Guarantor hereby irrevocably waives any duty on the part of the Agent, any Lender, the Issuing Bank or any Hedge Bank to disclose to such Guarantor any matter, fact or thing relating to the business, operation or condition of the Borrower or its property and assets now or hereafter known by the Agent, such Lender, the Issuing Bank or such Hedge Bank.

    (c) Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty, any other Loan Document or any Secured Hedge Agreement, the transactions contemplated hereby or thereby or the actions of the Agent, any Lender, the Issuing Bank or any Hedge Bank in the negotiation,administration, performance, or enforcement hereof or thereof.

    (d) Upon making any pay payment with respect to the Borrower, the applicable Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment; provided that such Guarantor shall not enforce or accept any payment by way


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                                       4

of subrogation until the Termination Date and all amounts of principal of and interest on the Notes and all other amounts payable by the Borrower and such Guarantors under the Loan Documents have been paid in full. If any amount shall be paid to each Guarantor in violation of the immediately preceding sentence at any time prior to the later of (i) the cash payment in full of the Guarantied Obligations and all other amounts payable under this Guaranty and (ii) the Termination Date, such amount shall be held in trust for the benefit of the Agent, the Lenders, the Issuing Bank and the Hedge Banks and shall forthwith be paid to the Agent to be credited and applied to the Guarantied Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents and the Secured Hedge Agreements, or to be held by the Agent as Collateral for any Guarantied Obligations or other amounts payable under this Guaranty thereafter arising.

    (e) Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

    SECTION 4. Payments Free and Clear of Taxes. Etc. (a) Any and all payments made by the Guarantors hereunder shall be made in accordance with Section 2.11 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent, any Lender, the Issuing Bank or any Hedge Bank, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions(including deductions applicable to additional sums payable under this Section 4), the Agent, such Lender, the Issuing Bank or such Hedge Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

    (b) In addition, the Guarantors agree to pay any present or future Other Taxes.

    (c) Each Guarantor jointly and severally agrees to indemnify the Agent, each Lender, the Issuing Bank and each Hedge Bank for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4) paid by the Agent, such Lender, the Issuing Bank or such Hedge Bank, as the case may be, and any liability(including penalties, additions to tax, interest and expenses (including, without limitation, reasonable fees and disbursements of counsel)) arising therefrom or with respect thereto, provided, however, that neither Guarantor shall be liable for such indemnification to the extent that the Borrower would not be liable under Section 2.12(c) of the Credit Agreement by reason of Section 2.12(f). This


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                                      5

indemnification shall be made within 30 days from the date the Agent, such Lender, the Issuing Bank or such Hedge Bank, as the case may be, makes written demand therefor.

        (d) Within 30 days after the date of any payment of Taxes, the applicable Guarantor shall furnish to the Agent, at its address referred to in
Section 8.02 of the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt if any receipt is issued therefor or, if no such receipt is issued, appropriate evidence of payment thereof. If no Taxes are payable in respect of any payment hereunder by such Guarantor through an account or branch outside the United States or on behalf of such Guarantor by a payor that is not a United States person, such Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, a certificate from the appropriate taxing authority or authorities or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from or not subject to Taxes.

        (e) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of each Guarantor contained in this Section 4 shall survive the payment in full of the Guarantied Obligations and all other amounts payable under this Guaranty.

        SECTION 5. Representations and Warranties. The Guarantors hereby represent and warrant as follows:

        (a) Each representation and warranty contained in Section 4.01 of the Credit Agreement is true and correct.

        (b) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

        (c) Such Guarantor has, independently and without reliance upon the Agent, the Issuing Bank, any Lender or any Hedge Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

        SECTION 6. Affirmative Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guarantied Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Lender shall have any Commitment, or any Hedge Bank shall have any obligation under any Secured Hedge Agreement, such Guarantor will, unless the Required Lenders shall otherwise consent in writing, perform or observe all of the terms, covenants and agreements that the Loan Documents and Secured Hedge Agreements state that such Guarantor is to perform or observe.

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                                       6

    SECTION 7. Amendments: No Waiver: Etc. (a) No amendment or waiver of any provision of this Guaranty, and no consent to any departure by such Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, the Required Lenders and the Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Issuing Bank, change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder; and provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, the Issuing Bank and the Hedge Banks,
(i) limit the liability of any Guarantor hereunder, (ii) postpone any date fixed for payment hereunder, (iii)release any Guarantor, or (iv) amend this Section 8.

    (b) No failure on the part of the Agent, any Lender, the Issuing Bank or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

    SECTION 8. Notices. Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telecommunication) and mailed, telecopied, telegraphed, telexed or delivered,
(a) if to any Guarantor, addressed to it at the address set forth below the name of such Guarantor on the signature page hereof, (b) if to the Agent, any Lender, the Issuing Bank or any Hedge Bank, addressed to it at its address set forth in
Section 8.02 of the Credit Agreement or (c) as to any party at such other address as shall be designated by such party in a notice to each other party complying as to delivery with the terms of this Section 8. All such notices and other communications shall,when mailed, telecopied, telegraphed or telexed or delivered, be effective when deposited in the mails, transmitted by telecopier, delivered to the telegraph company or confirmed by telex answer back, respectively, addressed as aforesaid.

    SECTION 9. Right of Setoff. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Notes due and payable pursuant to the provisions of such Section 6.01, each Lender, each Hedge Bank and the Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, such Hedge Bank or the Issuing Bank, as the case may be, to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender, such Hedge Bank or the Issuing Bank shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender, each Hedge Bank and the Issuing Bank agrees to notify promptly such Guarantor after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender, such Hedge Bank and the Issuing Bank under this
Section 10 are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender, such Hedge Bank and the Issuing Bank may have.

    SECTION 10. Continuing Guaranty: Assignments Under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Guarantied Obligations and all other amounts payable under this Guaranty, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, (b) be binding upon each Guarantor, its successors and assigns and
(c) inure to the benefit of, and been forceable by, the Agent, the Lenders, the Issuing Bank, the Hedge Banks and the irrespective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person and such other Persons shall thereupon become vested with all the benefits in respect thereafter granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

    SECTION 11. Governing Law: Submission to Jurisdiction. Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

    (b) Each Guarantor hereby irrevocably submits itself and its properties to the jurisdiction of any New York state court or United States federal court sitting in New York County, State of New York, for any action or proceeding arising out of or relating to this Guaranty or any other Loan Document or Secured Hedge Agreement to which it is a party, or for recognition and enforcement of any judgment in respect thereof, and such Guarantor hereby irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York state court or, to the extent permitted by law, in such United States federal court. Each Guarantor hereby irrevocably waives, to the fullest extent it may legally and effectively do so, any objection or defense to venue in the State of New York and to any such jurisdiction as an inconvenient forum for the maintenance of any such action or proceeding. Nothing herein shall affect the right of the Agent, the Issuing Bank, any Lender or any Hedge Bank to commence or participate in any action, suit or proceeding or otherwise to proceed against any Guarantor in any other jurisdiction.


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                                       8


    (c) Each Guarantor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Guarantor at the address set forth below its name on the signature page hereof, or by any other method permitted by law. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

    (d) To the extent that any Guarantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its Obligations under this Guaranty, any other Loan Document and any Secured Hedge Agreement to which it is a party.

    IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    SPECIALTY CATALOG CORP.

Six Landmark Square
4th Floor
Stamford, CT 06901                  By /s/ Steven L. Bock
                                      -----------------------------------
                                      Name:  Steven L. Bock
                                      Title: CEO



Six Landmark Square                 SC HOLDINGS L.L.C.
4th Floor
Stamford, CT 06901                  By DICKSTEIN INTERNATIONAL LIMITED

                                       By DICKSTEIN PARTNERS INC., its Agent

                                          By
                                            ---------------------------------
                                            Name:
                                            Title:

    (c) Each Guarantor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Guarantor at the address set forth below its name on the signature page hereof, or by any other method permitted by law. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

    (d) To the extent that any Guarantor has or hereafter may acquire immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its Obligations under this Guaranty, any other Loan Document and any Secured Hedge Agreement to which it is a party.

    IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    SPECIALTY CATALOG CORP.

Six Landmark Square
4th Floor
Stamford, CT 06901                  By
                                      -----------------------------------
                                      Name:
                                      Title:



Six Landmark Square                 SC HOLDINGS L.L.C.
4th Floor
Stamford, CT 06901                  By DICKSTEIN INTERNATIONAL LIMITED

                                       By DICKSTEIN PARTNERS INC., its Agent

                                          By /s/ Alan Cooper
                                            ---------------------------------
                                            Name:  Alan Cooper
                                            Title: Vice President